BLACKROCK VARIABLE SERIES FUNDS, INC.
(the “Company”)

Supplement Dated December 1, 2009
to the Statement of Additional Information dated May 1, 2009

Effective December 1, 2009, the Statement of Additional Information (“SAI”) of the Company is amended as set forth below:

The fourth paragraph of the “Distribution Arrangements” section, located on page 72 of the SAI, is revised as follows:

The list of insurance companies receiving payments from the Distributor, BlackRock or their affiliates in connection with the sale and distribution of Fund shares, is hereby amended to include AXA Equitable Life Insurance Company.

Code # SAI-VAR-1209-SUP